UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 22, 2009 (January 21, 2009)
The Scotts Miracle-Gro Company

(Exact name of registrant as specified in its charter)

Ohio	1-11593	31-1414921

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041

(Address of principal executive offices)	(Zip Code)
(937) 644-0011

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 —	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Karen G. Mills from the Board
     On January 21, 2009, Karen G. Mills, a Class I member of the Board of Directors (the “Board”) of The Scotts Miracle-Gro Company (the “Company”) and the Company’s lead independent director, notified the Company that she was resigning from the Board, effective immediately. Mrs. Mills indicated that her recent nomination by President Barack Obama to head the U.S. Small Business Administration, which is subject to confirmation by the United States Senate, necessitated her resignation.
     A copy of the press release issued by the Company on January 22, 2009 announcing Mrs. Mills’ resignation from the Board is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 —	Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired:
Not applicable.
(b)	Pro forma financial information:
Not applicable.
(c)	Shell company transactions:
Not applicable.
(d)	Exhibits:

Exhibit No.	Description	Location

99.1	Press Release issued by The Scotts Miracle-Gro Company on January 22, 2009	Filed herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY
Dated: January 22, 2009	By:	/s/ Vincent C. Brockman
	Printed Name:	Vincent C. Brockman
	Title:	Executive Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated January 22, 2009
The Scotts Miracle-Gro Company

Exhibit No.	Description	Location

99.1	Press Release issued by The Scotts Miracle-Gro Company on January 22, 2009	Filed herewith

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